UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 13, 2007
Date of Report (Date of Earliest Event Reported)

AMES NATIONAL CORPORATION
(Exact Name of Registrant as Specified in its Charter)

IOWA	0-32637	42-1039071
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(Identification No.)

405 FIFTH STREET
AMES, IOWA 50010
(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code:  (515) 232-6251

NOT APPLICABLE
(Former Name, Former Address and Former Fiscal Year, if Changed Since Last Report)

Item 2.02	Results of Operations and Financial Condition

The following exhibit is filed as part of this Report:

Exhibit No.	Description

99.1	News Release dated April 13, 2007

Item 9.01	Financial Statements and Exhibits

On April 13, 2007, Ames National Corporation issued a News Release announcing financial results for the three months ended March 31, 2007 and forecasted earnings for the year ended December 31, 2007.  A copy of the New Release is attached hereto as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

AMES NATIONAL CORPORATION

Date: April 13, 2007	By:	/s/ Daniel L. Krieger
Daniel L. Krieger, President
(Principal Executive Officer)

EXHIBIT INDEX

Exhibit No.	Description

99.1	News Release dated April 13, 2007